UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 25, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA     94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01—Entry into a Material Definitive Agreement.

On June 25, 2019, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a first amendment (the “Amendment”) to that certain Promissory Note, dated February 27, 2019 (the “Note”), payable to Pioneer Pharma (Hong Kong) Company Limited (“Pioneer Pharma”). Pursuant to the Amendment, the maturity date of the Note was extended from July 27, 2019 to July 1, 2020 and the interest payment was increased from $150,000 to $300,000. All other provisions of the Note remain in full force and effect.

The Note was originally issued to the Company by Pioneer Pharma on February 27, 2019 for $1,000,000, as previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 1, 2019.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1  to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.     Other Events

On June 26, 2019, the Company announced the closing of a private placement of 1,371,427 shares of Company common stock and warrants to purchase an additional 1,371,427 shares of Company common stock for an aggregate subscription price of $2.4 million to three accredited investors including Messrs. Xiao Rui Liu, Hai Dong Pang and Ping Huang, each of whom subscribed for $1.0 million, $0.4 million and $1.0 million, respectively.

A full description of the material terms of this transaction was previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2019, and the information set forth in such Item 1.01 is incorporated herein by reference. A copy of the Company’s press release containing this announcement is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	First Amendment to Promissory Note, dated June 25, 2019
99.1	Press Release, dated June 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
President & Chief Executive Officer and General Counsel

Dated: June 26, 2019